
QPAGOS
QPAGOS
QPAGOS
QPAGOS
QPAGOS

QPAGOS Investor Presentation
August 2016

"Self-Service Payment Solutions for Mexico's Cash Economy"

Forward Looking Statements

This presentation includes forward-looking statements within the meaning of the private Securities Litigation reform Act of 1995, as amended, on QPAGOS' current expectations and projections about future events. In some cases forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," "indicates," and similar expressions. These statements are based upon management's current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding the size of the market and potential business opportunities. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from those reflected in QPAGOS' forward-looking statements include, among other things, future capital requirements and availability of financing, competition, general economic conditions, ability to expand and attract additional customers and the other factors described in QPAGOS' Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on May 13, 2016, QPAGOS' Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, subsequent quarterly reports on Form 10-Qs and any other filings QPAGOS makes with the SEC. The information in this presentation is provided only as of the date presented, and QPAGOS undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events or otherwise, except as required by law.

Overview

- **Mexico** Cash2Digital" kiosk, mobile wallet and online payment ecosystem
- **518% YOY revenue growth Q2'15 to Q2'16**
  - 2014: $137,000
  - 2015: $1.5 million
  - ***1st half 2016: $1.8 million***
- Opportunity created by a primarily cash Mexican economy
- New commission based payment channel for largest Mexico services
- Monetize high consumer traffic areas
- **Exclusive** B2B tech platform in Mexico
- Growth drivers: expansion in high traffic verticals
  - Financial Institutions
  - Retail
  - Government


RECARGA
AQUI SIN


QPAGOS
RÁPIDO, SEGURO Y FÁCIL!
nextel
Unefon
SELECCIONA RECARGA DE CELULAR

Market Opportunity Unique to QPAGOS Proprietary Platform

- **90% Mexico consumer purchases in CASH (1)**
  - 2nd largest Latin America economy, pop. 120 million
  - Highly underbanked; over 60% of adults, no bank account (2)
  - Increasing GDP per Capita estimated at $17,500 in 2015 (4)
- **Telecom opportunities (3)**
  - 85% of mobile phones PREPAID
  - Mobile cash top-upmarket:$12B
  - 100+ mil phones
- **Predominance of PREPAID and cash-based services**
  - Utilities,
  - Transportation
  - Government fees
  - Consumer credit installments
  - Insurance premiums

(1) IBGC Cash Outlook Mexico: http://fletcher.tufts.edu/~/media/Fletcher/Microsites/Cost%20of%20Cash/IBGC%20WP13-02%20Cash%20Outlook%20Mexico.pdf
(2) BBVA: Determinantes de la Inclusion Financiera, https://www.bbvaresearch.com/wp-content/uploads/2014/06/WP_1414.pdf
(3) Competitive Intelligence Unit: http://www.forbes.com.mx/87-de-los-mexicanos-utiliza-recargas-telefonicas/#gs.sr8pmk0
(4) CIA Fact Book: https://www.cia.gov/library/publications/the-world-factbook/geos/mx.html

QPAGOS

Market Opportunity

Addressable Locations	
Retail [1]	49,000
Convenience Stores, Supermarkets, Pharmacies	
Financial [2]	80,000
Banks, Micro-lenders, Bank Correspondents, ATMs	
Mom & Pop [3]	85,000
10% of the 850,000 family owned "bodegas"	
TOTAL	**214,000**

Addressable Payments Per Month	
Mobile [4]	180 million
Average 2 reloads of 87 million	
Subscriptions [5][12]	18 million
50% of all cable, internet and fixed phone subscribers pay in cash	
Utilities [6]	62 million
Mexico's INEGI estimates over 31 million households with water and electricity	
Financial [7]	60 million
Over 15 million consumer loans amortized weekly	
TOTAL	**320 million**

Addressable Consumers	
Total Population	120 million
60 million adults	
Unbanked	36 million
60% adults unbanked [8]	
Mexico City	29 million
Mexico City Metropolit Area (ZMVM) is among the world's largest [9]	
Municipalities [10]	63 million
200 Cities with over 50,000 population	
MC Transportation	6 million
6 million passengers by Mexico City Metro and MexiBus per day [11]	

1 ANTAD http://www.antad.net/
2 BANXICO http://eleconomista.com.mx/sistema-financiero/2016/08/09/banco-azteca-tiene-536-creditos-personales
3 McKinzie http://www.economiahoy.mx/economiahoy/opinion/noticias/6614794/04/15/Changarros-vs-Supermercados.html
4 CIU http://www.forbes.com.mx/87-de-los-mexicanos-utiliza-recargas-telefonicas/#gs.sr8pmk0
5 IFT http://www.prensario.net/12484-Mexico-157-millones-de-suscriptores-de-TV-paga-a-septiembre.note.aspx
6 INEGI http://eleconomista.com.mx/sociedad/2015/07/29/inegi-reporta-314-millones-hogares-mexico
7 INEGI http://www.inegi.org.mx/lib/olap/consulta/general_ver4/MDXQueryDatos.asp?proy=engasto_hogviv12
8 IBGC http://fletcher.tufts.edu/~/media/Fletcher/Microsites/Cost%20of%20Cash/IBGC%20WP13-02%20Cash%20Outlook%20Mexico.pdf
9 INECC http://www2.inecc.gob.mx/publicaciones/libros/652/vallemexico.pdf
10 CONAPO http://www.conapo.gob.mx/es/CONAPO/Proyecciones
11 STC-METRO http://www.metro.cdmx.gob.mx/operacion/afluencia.html
12 Telesemana http://www.telesemana.com/blog/2015/06/01/estadisticas-mercado-de-telecomunicaciones-de-mexico/

Comprehensive Payments Ecosystem

CASH | DIGITAL | MOBILE







- Mobile Phone Top-Up
- Bill Payments
- Digital Wallet + Mobile App
- Banking Services
- Government Services

Acceptance by Mexico's Largest Service Providers

- Revenue derived from fees and commissions on cash2digital payments to over 150 mainstream service providers: **mobile networks, government agencies, consumer and mortgage lenders, cable TV, airlines, catalogue sales, and numerous other services**.

QPAGOS Technology Platform

State-of-art payments ecosystem that connects Mexico's leading service providers with millions of customers, through self-service kiosks, mobile apps, POS, and PCs



Encashment
1
Replenishment of the account
Agent
Settlement account of agent
+
1
Subscriber
2
Terminals
Payment
2
xlm- gateway
Billing
Gateway system
Provider
Provider

QPAGOS

Revenue Sources

Source	Details
Consumer Fees	• Fixed transaction fees for bill payment • Typically for utilities
Service Provider Commissions	• Prepaid mobile minutes and data • PIN-on-receipt (iTunes, Xbox, etc.) • % of transaction value
Kiosk Sales & Rentals	• Kiosk sales are paid in full • 24 and 36 month leasing plans • Monthly rental fee
Processing and Other Fees	• Transaction and processing fees • Video display advertising (future)

QPAGOS Multi Products Platform

QPAGOS Electronic Payment Solutions are device agnostic...



Kiosk
Advertising
PC
Win-Terminal
POS
QPAGOS
Mobile Cashier
Android/Java
XML
Electronic Wallet

Expand Footholds in Existing Verticals


$ Financial Institutions

FINANCIAL INSTITUTIONS
Banks, Finance Cos., Micro Lenders


Store

RETAIL
Supermarkets, Convenience, Pharmacies, Mom & Pops



GOVERNMENT
Municipalities, Development Banks, Post Office System



TRANSPORTATION HUBS
Airports, Rail and Bus Stations

Flexible Revenue Models

Kiosk Sale
Price: $5,500
Fee Split: 70% partner 30% QPAGOS

Kiosk Lease
$177/ month for 3 years
Fee Split: 70% Partner 30% QPAGOS

Kiosk Collocation
No rent
Fee Split: 20-30% Partner 70-80% QPAGOS

Collocation/Revenue Share
Commissions + Advertising Less Operating Costs
Fee Split: 50% Partner / 50% QPAGOS

Current Footprint



NUEVO LEON
McAllen
Brownsville
Monterrey
Saltillo
Torreón
Los Mochis
Guamúchil
SINALOA
Culiacán
SUR
La Paz
Todos Santos
Cabo San Lucas
DURANGO
Durango
Mazatlan
Mexico
TAMAULIPAS
Ciudad Victoria
Zacatecas
SAN LUIS POTOSI
Tampico
NAYARIT
Aguascalientes
Tepic
Mexico City
Vallarta
Guadalajara
GUANAJUATO
MICHOACAN
Toluca
Mexico City
Xalapa
Heroica Veracruz
Puebla
PUEBLA
VERACRUZ
Coatzacoalcos
TAB
Villaherm
Zihuatanejo
GUERRERO
Chilpancingo
Acapulco
OAXACA
CHIAP

3 Years of Execution



MARKET ANALYSIS & LICENSING NEGOTIATIONS
- AUG.-OCT. 2013

INCORPORATION
SEED ROUND $500,000
- NOVEMBER 2013



PAYMENT GATEWAY LAUNCHED
- JUNE 2014



1ST 6 KIOSK INSTALLED (AIRSHIPED)
- JULY 2014



80 KIOSK SHIPMENT RECEIVED
- DECEMBER 2014



1st SUPERMARKET CHAIN 20 KIOSCS
- JANUARY 2015

PRIVATE PLACEMENT $3.2 million
- MAY 2014



1ST 100 KIOSKS
- JULY 2015



1ST FINANCE CO. 58 LOCATIONS
- OCTOBER 2015



2ND 100 KIOSKS
- DECEMBER 2015

LISTED OTC-QB
- MAY 2016

Revenues by Quarter



1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

QPAGOS

Management & Directors

Gaston Pereira , CEO & Director

- Latin America banking, telecom management roles
  - Citibank, Bell Atlantic/VerizonTellabs, Sycamore Networks
  - U.S. money transfer operator, Prepaid debit card start ups
- Mexico background
  - CEO, mobile operator Grupo Iusacell's Iusatel Chile
  - CEO, long distance carrier Marcatel

citibank | verizon | tellabs | IUSACELL | MARCATEL

Andrey Novikov , COO & Director

- Prior QIWI VP-International Business Development
- Led international QIWI start-ups: China, India, Brazil, Argentina, Chile, Peru

QIWI

Sam Harake, Board Member & Director

- Entrepreneur/Investor
- Developed kiosk software, payment processing software, advertising software.

Corporate Structure


QPAGOS
Nevada
100%
Qpagos Corporation
Delaware
99.90%
99.90%
Q Pagos SAPI de CV
Mexico
Redpag Electrónicos SAPI de CV
Mexico

PAYMENT PROCESSING, SOFTWARE DEVELOPMENT, AND KIOSK INTEGRATION

BUILD, OPERATE, AND MANAGE KIOSK NETWORKS

Summary

- Accelerating **mainstream** Mexico consumer payments service
- **518% YOY revenue growth Q2'15 TO Q2'16**
  - 2014: $137,000
  - 2015: $1.5 million
  - *1st half* 2016: ***$1.8 million***
- Mexico Cash2Digital ***first mover*** and ***tech leader***
- **Exclusive** B2B business platform in Mexico, pop. 120,000,000
- **Footholds** across growth driving, high traffic verticals
  - Financial Institutions
  - Retail
  - Government
  - **Clear value prop**
    - Monetize consumer traffic
    - Alleviate congestion, strengthen customer relationship

Contact

Q Pagos, S.A.P.I. de C.V

Av. Paseo de la Reforma No. 404, piso 15 PH
Col. Juárez, Deleg. Cuauhtémoc
México, D.F. C.P. 06600
Tel. +52(55) 55-110-110
info@qpagos.com
www.qpagos.com
US Toll Free: 1(844) 470-553



Investor Relations
(888) 238-1466 (U.S.)
+1 (881) 238-1466 (International)
INVESTORS@QPAGOS.COM